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                                                                  EXHIBIT 9(fff)


                                AMENDMENT NO. 1
                            PARTICIPATION AGREEMENT


    The Participation Agreement (the "Agreement"), dated May 1, 1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware corporation, PFL Life Insurance Company, an Iowa life insurance company and AFSG Securities Corporation, a Pennsylvania corporation, is hereby amended as follows:

    Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:


                                  "SCHEDULE A


                 FUNDS AVAILABLE UNDER                    SEPARATE ACCOUNTS                        POLICIES FUNDED BY THE
                 THE POLICIES                             UTILIZING THE FUNDS                      SEPARATE ACCOUNTS
                 ---------------------------------        ---------------------                    ----------------------
                 AIM V.I. Capital Appreciation            PFL Retirement Builder                   PFL Life Insurance Company
                    Fund                                      Variable Annuity Account                 Policy Form No. AV288-
                 AIM V.I. Government Securities                                                    1010-95-796 (including
                    Fund                                                                           successors forms, addenda
                 AIM V.I. Growth & Income                                                          and endorsements may vary by
                    Fund                                                                           state under marketing names:
                 AIM V.I. International Equity                                                     "Retirement Income Builder
                    Fund                                                                           Variable Annuity," "First
                 AIM V.I. Value Fund                                                               Union Variable Annuity" or
                                                                                                   successor marketing
                                                                                                            names.)"


    All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Effective Date:  June 30, 1998
                 -------------



                                              AIM VARIABLE INSURANCE FUNDS, INC.



Attest: /s/ NANCY L. MARTIN               By: /s/ ROBERT H. GRAHAM
        ----------------------                ---------------------------------
Name:   Nancy L. Martin                       Name:  Robert H. Graham
Title:  Assistant Secretary                   Title: President

(SEAL)

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                                           A I M DISTRIBUTORS, INC.



Attest: /s/ NANCY L. MARTIN                By:    /s/ MICHAEL J. CEMO
        ----------------------                    ------------------------------
Name:   Nancy L. Martin                    Name:  Michael J. Cemo
Title:  Assistant Secretary                Title: President


(SEAL)


                                           PFL LIFE INSURANCE COMPANY


Attest: /s/ FRANK A. CAMP                  By:    /s/ WILLIAM L. BUSLER
        ----------------------                    ------------------------------
Name:   Frank A. Camp                      Name:  William L. Busler
Title:  VP & Division General              Title: President
        Counsel

(SEAL)


                                           AFSG SECURITIES CORPORATION


Attest: /s/ FRANK A. CAMP                  By:    /S/ LISA A. WACHENDORF
        ----------------------                    ------------------------------
Name:   Frank A. Camp                      Name:  Lisa A. Wachendorf
Title:  Secretary                          Title: Vice President


(SEAL)


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